Exhibit 99.1

DPW HOLDINGS Sustainable Holdings

Disclaimers Safe Harbor This presentation and other written or oral statements made from time to time by representatives of DPW Holdings, Inc . (sometimes referred to as “DPW”) contain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 . Forward - looking statements reflect the current view about future events . Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward - looking statements . Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook . Forward - looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed . We caution you therefore against relying on any of these forward - looking statements . These risks and uncertainties include those risk factors discussed in Part I, “Item 1 A . Risk Factors” of our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2016 (the “ 2016 Annual Report”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s website (www . sec . gov) . Any forward - looking statements are qualified in their entirety by reference to the factors discussed in the 2016 Annual Report . Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Important factors that could cause actual results to differ materially from those in the forward looking statements include : a decline in general economic conditions nationally and internationally ; decreased demand for our products and services ; market acceptance of our products ; the ability to protect our intellectual property rights ; impact of any litigation or infringement actions brought against us ; competition from other providers and products ; risks in product development ; inability to raise capital to fund continuing operations ; changes in government regulation, the ability to complete customer transactions and capital raising transactions . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time . In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products . DPW HOLDINGS, INC . INFORMATION CANNOT BE DISCLOSED OR REPRINTED WITHOUT PRIOR WRITTEN PERMISSION FROM DPW HOLDINGS, INC .

my4 1 3 Chief Sustainability Officer Michael J. Van Patten Chief Sustainability Officer CEO & Founder of my4 Inc. DPW HOLDINGS, INC. INFORMATION CANNOT BE DISCLOSED OR REPRINTED WITHOUT PRIOR WRITTEN PERMISSION FROM DPW HOLDINGS, INC.

DPW Holdings is committed to the sustainable investment sector. my4 1 4 DPW HOLDINGS, INC. INFORMATION CANNOT BE DISCLOSED OR REPRINTED WITHOUT PRIOR WRITTEN PERMISSION FROM DPW HOLDINGS, INC.

MTIX – MLSE Technology MLSE ® is a unique technology that has the ability to treat both natural and synthetic textiles for a wide variety of functionalities; These include dyeability and printing enhancements, hydrophilicity, hydrophobicity, fire retardancy and anti - microbial properties. Innovation In Textile Processing Technology. • Use of hazardous resource (irritant/corrosive and bio - accumulative) eliminated completely. • Energy consumption reduced by 99.6% • Greenhouse gas reduction over baseline of 90.9% • Resource (chemical) use reduced by 94.8% • Water consumption reduced by >75.5% DPW HOLDINGS, INC. INFORMATION CANNOT BE DISCLOSED OR REPRINTED WITHOUT PRIOR WRITTEN PERMISSION FROM DPW HOLDINGS, INC.

Alzamend Neuro

"Alzamend Neuro Secures New Licenses from USF to treat Alzheimer's".

Extensive Revenue Opportunity – Examples of Current Drugs

Drug	Year Approved	Peak Revenue/YR.
Exelon	2000	$1,067,000,000
Namenda	2003	$2,575,000,000
Aricept	2004	$3,454,000,000
Razadyne	2004	$428,000,000

DPW HOLDINGS, INC. INFORMATION CANNOT BE DISCLOSED OR REPRINTED WITHOUT PRIOR WRITTEN PERMISSION FROM DPW HOLDINGS, INC.

My4 Inc. First 100% FREE sustainability and personal value ratings for web and mobile on listed public companies, mutual funds and ETFs. Currently developing AI applications. DPW HOLDINGS, INC. INFORMATION CANNOT BE DISCLOSED OR REPRINTED WITHOUT PRIOR WRITTEN PERMISSION FROM DPW HOLDINGS, INC.

The Market Cares – Dramatic Potential To Grow Assets “Millennials Drive Growth in Sustainable Investing” https://www.morganstanley.com/ideas/sustainable - socially - responsible - investing - millennials - drive - growth “McKinsey: ESG No Longer Niche as Assets Soar Globally - Sustainable investments have increased to 26 percent of professionally managed assets around the world” https://www.institutionalinvestor.com/article/b15cc1dxds8k97/mckinsey - esg - no - longer - niche - as - assets - soar - globally “Why sustainable investing is a game - changer for all investors” https://www.ubs.com/global/en/wealth - management/chief - investment - office/key - topics/why - sustainable - investing - is - a - game - changer - i nvestors.html “Global sustainable investment strategy assets up 25% in 2 - year period” http://www.pionline.com/article/20170327/ONLINE/170329906/global - sustainable - investment - strategy - assets - up - 25 - in - 2 - year - period - 8 212 - report “Millennials are Investing With a Purpose, and It’s Changing Wealth Management ” http://www.visualcapitalist.com/millennials - sustainable - investing - mainstream/ DPW HOLDINGS, INC. INFORMATION CANNOT BE DISCLOSED OR REPRINTED WITHOUT PRIOR WRITTEN PERMISSION FROM DPW HOLDINGS, INC.

my 4 Truly Personalized Use with or through current financial service provider. A teaching tool in college impact and sustainable investing courses. A portfolio management and client relationship tool. Offered through large affinity networks. Corporate dashboards, 401ks & employee retirement accounts Brokerage & Personal Financial Firms Advisor & Broker Networks Corporations & Employee Retirement Plans Major Universities Impact Investor, Family Office & Faith Based Networks my4 1 9 Large Investor Base For DPW To Cultivate DPW HOLDINGS, INC. INFORMATION CANNOT BE DISCLOSED OR REPRINTED WITHOUT PRIOR WRITTEN PERMISSION FROM DPW HOLDINGS, INC.

my4 1 10 Dramatically Build Investor Awareness – DPW Sustainability IR We are creating shareholder awareness and sustainability around the brands within DPW : • Attend, sponsor and speak at sustainability conferences • Publish articles for sustainable investors • Have regular sustainable investor webinars • Create awareness for DPW and its sustainable holdings • Open up many more private capital opportunities • Begin cultivating longer term investor awareness DPW HOLDINGS, INC. INFORMATION CANNOT BE DISCLOSED OR REPRINTED WITHOUT PRIOR WRITTEN PERMISSION FROM DPW HOLDINGS, INC.